OneAmerica Funds, Inc.
Form N-SAR B
12/31/2016
File Number:  5850
Registrant CIK Number:  0000853618

Question 77.C Matters Submitted to a Vote of Security Holders
Attachment

The proxies dated September 9, 2016, are incorporated herein by reference to DEF 14A filed November 17, 2016, submission numbers
0001104659-16-143870, 0001104659-16-143868, 0001104659-16-
143867, 0001104659-16-143866.